Exhibit 99.1



                          [GLOBAL SIGNAL LOGO OMITTED]



                                                          FOR IMMEDIATE RELEASE

Contact:
Lilly Donohue
(212) 798-6118

           GLOBAL SIGNAL INCREASES QUARTERLY COMMON STOCK DIVIDEND TO
                     $0.50 PER SHARE FOR THE THIRD QUARTER

SARASOTA, Fla., September 15, 2005 -- Global Signal Inc. (NYSE: GSL) announced today that its Board of Directors has further increased its common stock cash dividend to $0.50 per share for the third quarter of 2005 from $0.45 per share for the second quarter of 2005. The raised third quarter dividend represents an 11% increase over the dividend paid for the second quarter of 2005 and a 33% increase over the dividend paid per share for the third quarter of 2004. The $0.50 dividend is payable on October 12, 2005 to holders of record of Global Signal's common stock as of October 6, 2005.

Global Signal owns, leases or manages over 11,000 towers and other wireless communications sites. Global Signal is organized and conducts its operations to qualify as a real estate investment trust (REIT) for federal income tax purposes. For more information regarding Global Signal and to be added to our e-mail distribution list, please visit http://www.gsignal.com.

Safe Harbor
Certain items in this press release, and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to various risks and uncertainties, including, but not necessarily limited to, statements relating to the sustainability, timing and/or amount of dividend payments. Forward looking statements are based on certain assumptions or estimates, discuss future expectations, describe future plans and strategies, contain projections of results of operations or of financial condition or state other forward-looking information. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, actual results and performance could differ materially from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, failure to successfully and efficiently integrate the acquisition of towers from Sprint Corporation into our operations, difficulties in acquiring towers at attractive prices or integrating acquisitions with our operations, a decrease in the demand for our communications sites and our ability to attract additional tenants, the economies, real estate markets and wireless communications industries in the regions where our sites are located, consolidation in the wireless industry, changes to the regulations governing wireless services, the creditworthiness of our tenants, customer concentration and the loss of one or more of our major customers, integration of new software systems, our ability to compete, competing technologies, equipment and software developments, our ability to modify our towers, our ability to obtain or renew credit facilities or mortgage loans on favorable terms, our failure to comply with federal, state and local laws and regulations and changes in the law, secure financing and generate revenues, disasters and other unforeseen events, the demonstrated or perceived negative health effects from our towers or other equipment, our ability to qualify as a REIT, REIT distributions requirements and the stock ownership limit imposed by the Internal Revenue Code for REITs. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements detailed from time to time in Global Signal's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, filed on March 31, 2005, and our most recent Registration Statements on Form S-3, filed on June 6, 2005. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect our management's views as of the date of this press release. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and our actual results may differ significantly from those contained in any forward-looking statement. Such forward-looking statements speak only as of the date of this press release and Global Signal expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the our expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.